TEMPORARY CERTIFICATE - EXCHANGEABLE FOR
           DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

              SHARES OF                  THIS CERTIFICATE IS TRANSFERABLE IN
         BENEFICIAL INTEREST                      NEW YORK CITY AND
              PAR VALUE                         RIDGEFIELD PARK, N.J.
           $.001 PER SHARE

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                                                  CUSIP 26200S 10 1
                                         SEE REVERSE FOR CERTAIN DEFINITIONS

                       DREYFUS HIGH YIELD STRATEGIES FUND
A BUSINESS TRUST ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

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: THIS CERTIFIES that                                                          :
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        FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST OF

DREYFUS HIGH YIELD STRATEGIES FUND transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and Bylaws of the Trust, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

                        Dated:
[SEAL OF DREYFUS                                                  [SIDE BAR]
HIGH YIELD STRATEGIES                           COUNTERSIGNED AND REGISTERED:
FUND]                                           ChaseMellon Shareholder
                                                Services, L.L.C.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                AUTHORIZED SIGNATURE


      ----------------------------        ----------------------------
      /s/ Assistant Treasurer             /s/ President

     The Trust is authorized to issue two or more classes of shares. The Trust will furnish to any shareholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class which the Trust is authorized to issue and, if the Trust is authorized to issue any preferred or special class in a series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -           Custodian
TEN ENT - as tenants by the entireties                       ----------
JT TEN  - as joint tenants with right                        (Cust)
          of survivorship and not as                         -------------------
          tenants in common                                  (Minor)
                                                             under Uniform Gifts
                                                             to Minors Act
                                                             -------------------
                                                             (State)
                                        UNIF TRSFR MIN ACT -           Custodian
                                                             ----------
                                                             (Cust)
                                                             -------------------
                                                             (Minor)
                                                             under Uniform
                                                             Transfers to
                                                             Minors Act
                                                             -------------------
                                                             (State)

   Additional abbreviations may also be used though not in the above list.

      For value received,                  hereby sell, assign and transfer unto
                          ----------------

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

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Shares of Beneficial  Interest  represented  by the within  Certificate,  and do hereby irrevocably constitute and appoint
                                          --------------------------------------
Attorney to transfer the said stock on the books of the within-named Trust with full power of substitution in the premises.

Dated,
       ---------------------------


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[SIDE BAR]
NOTE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration of enlargement, or any change whatever.